October 11, 2013

Supplement

SUPPLEMENT DATED OCTOBER 11, 2013 TO THE PROSPECTUSES OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE MONEY MARKET PORTFOLIO
Class X and Class Y
Dated April 30, 2013

The following is hereby inserted as the fourth paragraph of the section of the Prospectus entitled "Portfolio Details—Additional Information about the Portfolio's Investment Objectives, Strategies and Risks—Principal Investment Strategies":

Repurchase agreements are fixed-income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Portfolio of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand, if applicable). The underlying securities which serve as collateral for the repurchase agreements entered into by the Portfolio may include U.S. government securities, municipal securities, corporate debt obligations, convertible securities, and common and preferred stock and may be of below investment grade quality. These securities are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

October 11, 2013

Supplement

SUPPLEMENT DATED OCTOBER 11, 2013 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
Dated April 30, 2013

The section of the Statement of Additional Information entitled "II. Description of the Fund and Its Investments and Risks—C. Investment Strategies and Risks—Repurchase Agreements" is hereby deleted and replaced with the following:

Repurchase Agreements. The Portfolios may invest in repurchase agreements. These agreements typically involve the acquisition by the Portfolios of debt securities from a selling financial institution (such as a bank or broker-dealer), coupled with an agreement that the institution will repurchase the underlying security, at a specified price and at a fixed time in the future (or on demand, if applicable). The underlying securities, which serve as collateral for the agreement, will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. The Portfolios will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser and/or Sub-Advisers. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium, which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolios will seek to liquidate such collateral. However, the exercising of a Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolios could suffer a loss. The Money Market Portfolio may invest in repurchase agreements backed by municipal securities and non-governmental collateral such as corporate debt obligations, convertible securities and common and preferred stock. Certain of these securities may be rated below investment grade. A Portfolio will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Portfolio, amounts to more than 5% of its net assets in the Money Market Portfolio, and 15% of its net assets in the case of each of the other Portfolios. A Portfolio's investments in repurchase agreements may at times be substantial when, in the view of the Portfolio's Adviser and/or Sub-Advisers, liquidity or other conditions warrant.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.